UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
_______________

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHINA EDUCATION ALLIANCE, INC.
______________
(Name of Registrant as Specified in its Charter)

______________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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November 19, 2010
Dear Stockholder:

On behalf of the board of directors of China Education Alliance, Inc. (the “Company” or “we”), I invite you to attend our 2010 Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held:

At:	China Education Alliance, Inc. 6/F Middle Tower, China Overseas Plaza No.8 Guanghua Dong Li, Chaoyang District Beijing 100020, P.R.C.

On:	December 20, 2010

Time:	10:00 a.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card, and our 2009 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, ratification of the appointment of Sherb & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting.  You may also revoke your proxy or voter instructions at any time prior to the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Education Alliance, Inc. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China, 150090.

Sincerely,

/s/ Xiqun Yu
Xiqun Yu
Chairman and Chief Executive Officer

CHINA EDUCATION ALLIANCE, INC.
58 HENG SHAN ROAD
KUN LUN SHOPPING MALL
HARBIN, PEOPLE’S REPUBLIC OF CHINA 150090
______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 20, 2010
______________

To the Stockholders of CHINA EDUCATION ALLIANCE, INC.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CHINA EDUCATION ALLIANCE, INC. (the “Company”), a North Carolina corporation, will be held at China Education Alliance, Inc.,  6/F Middle Tower, China Overseas Plaza  No.8 Guanghua Dong Li, Chaoyang District, Beijing 100020, P.R.C. on December 20, 2010, at 10:00 a.m. local time, for the following purposes:

1.
To elect five directors to serve on the Board, in either Class I, or Class II of the Board, subject to the provisions of the By-laws of the Company, with such Class I directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death, and such Class II directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death;

2.	To ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010; and

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board has fixed the close of business on November 18, 2010 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

By Order of the Board of Directors.
Xiqun Yu
Chairman, President and Chief Executive Officer

Harbin, PRC
November 19, 2010

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

                     Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 20, 2010. This Proxy Statement to the Stockholders will be available at www.chinaeducationalliance.com.

CHINA EDUCATION ALLIANCE, INC.
58 HENG SHAN ROAD
KUN LUN SHOPPING MALL
HARBIN, PEOPLE’S REPUBLIC OF CHINA 150090
______________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 20, 2010
____________

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of China Education Alliance, Inc. (the “Company”), a North Carolina corporation, in connection with the Annual Meeting of Stockholders to be held at China Education Alliance, Inc., 6/F Middle Tower, China Overseas Plaza, No.8 Guanghua Dong Li, Chaoyang District, Beijing 100020, P.R.C. on December 20, 2010, at 10:00 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, and its telephone number, including area code, is 86-451-8233-5794.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.
To elect five directors to serve on the Board, in either Class I, or Class II of the Board, subject to the provisions of the By-laws of the Company, with such Class I directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death, and such Class II directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until such director’s earlier resignation, removal or death;

2.	To ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010; and

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on November 18, 2010 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Chief Executive Officer of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about November 22, 2010.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under North Carolina law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares; Quorum; Required Vote

The number of outstanding shares of Common Stock entitled to vote at the meeting is 31,261,911. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will, however, be treated as present for quorum purposes on all matters.

Assuming the presence of a quorum at the Annual Meeting:

•
Directors shall be elected by a plurality of the votes cast.  Votes may be cast in favor or withheld. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.  Broker non-votes will have no effect on the election of directors, which is by plurality vote;

•
The affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is required to ratify the appointment of Sherb & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending December, 31, 2010.  Abstentions will therefore, in effect, be votes against the ratification of the appointment of the independent registered public accounting firm;  and

•	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the stockholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” Proposals 1 and 2 (to elect the Board’s nominees to the Board, and to ratify the appointment of Sherb & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010).

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2009 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2009 Annual Report and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our annual report and proxy statement at your residence, and would like to receive a separate copy of our annual report and proxy statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, Attention: Chief Executive Officer.

If you share an address with at least one other stockholder and currently receive multiple copies of annual reports and proxy statements, and you would like to receive a single copy of annual reports and proxy statements, please specify such request in writing and send such written request to China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, Attention: Chief Executive Officer.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and (iv) all executive officers and directors as a group as of the Record Date.

Name and Address	Number of Shares Beneficially Owned (1)		Percentage of Outstanding Shares (1)

Executive Officers and Directors
Xiqun Yu (1) 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC 150090	12,883,335	(2)	40.96%

Zibing Pan 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC150090	20,000	(3)	*

James Hsu 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC150090	10,000	(4)	*

Liansheng Zhang 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC150090	6,666	(5)	*
Yizhao Zhang 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC150090	30,000	(6)	0%
Officers and Directors as a group (five individuals)	12,950,001		41.08%

*Represents less than 1%

(1)
In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of common stock owned by a person or entity on November 18, 2010, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on November 18, 2010 (31,261, 911), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred and on exercise of the warrants and options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)
The shares beneficially owned by Xiqun Yu include (a) 12,683,335 shares of common stock directly owned by Xiqun Yu, and (b) an option granted by the Company on June 18, 2009, to purchase 300,000 shares of the Company’s common stock in three equal installments, the first being vested on the date of the grant, and additional installments being vested on the first and second anniversaries of the date of the grant.

(3)
Pursuant to an Incentive Stock Option Agreement between Zibing Pan and the Company, on September 24, 2009, Zibing Pan was granted an option to purchase 30,000 shares of common stock of Company annually at an exercise price equivalent to the closing price per share of common stock on the date of the grant, which option shall vest in one-third installments over three years, the first installment to be exercisable on the date of this option, with additional installments becoming exercisable on each of the first and second anniversaries following the date of the grant.

(4)
James Hsu was granted an option by the Company pursuant to the Company's 2009 Incentive Stock Option Plan and an Incentive Stock Option Agreement dated as of November 15, 2009. The option shall become vested and exercisable as of November 15,2009 to purchase 10,000 shares of common stock at the exercise price of $5.40 per share during the term of the James Hsu’s employment with the Company and shall expire one year from November 15, 2009.

(5)
Liansheng Zhang was granted an option to purchase 10,000 shares of the common stock of the Company on June 18, 2009. The option shall become exercisable during the term of the Liansheng Zhang's employment in three equal annual installments of 3,333 shares of common stock each (save for the last installment of 3,334 shares), the first installment to be exercisable on the date of this option, with additional installments becoming exercisable on each of the first and second anniversaries following the date of the option.

(6)
Yizhao Zhang was granted an option to purchase 30,000 shares of the common stock of the Company pursuant to the 2009 Incentive Stock Plan on June 18, 2009. The option shall vest on the first anniversary of the date of the grant and may be exercised until three years from the date of the grant of the option.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

Five (5) Directors are to be elected at the Annual Meeting. Subject to stockholder approval of the Classified Board Amendment, members of the Board in each class will be elected at the Annual Meeting. The Directors initially elected in Class I, James Hsu, Liansheng Zhang and Yizhao Zhang, would serve until the annual meeting of stockholders in 2011 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The Directors initially elected in Class II, Zibing Pan and Xiqun Yu, would serve until the annual meeting of stockholders in 2012 and until their respective successors have been elected and have qualified, or until his earlier resignation, removal or death. Beginning with the election of Directors to be held at the year 2011 annual meeting, each class of Directors would be elected for a two-year term. If for some unforeseen reason one or more of the nominees is not available as a candidate for Director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.
Name	Age	Position with the Company	Director Since
Xiqun Yu	42	Chief Executive Officer and Chairman	December 13, 2004

Zibing Pan	41	Chief Financial Officer and Director	March 23, 2010

James Hsu	57	Director	October 15, 2007

Liansheng Zhang	68	Director	October 15, 2007

Yizhao Zhang	45	Director	June 17, 2009

The following is a summary of the biographical information of our director-nominees:

Mr. Xiqun Yu has been our chairman and chief executive officer since the organization of our subsidiaries in 2001. He has more than 18 years of experience in senior management with several Northern PRC-based enterprises. He was responsible for marketing, strategic planning and designing for many of these corporations. Mr. Yu previously serves as the chief executive officer of RETONG.COM, and chairman of Harbin Zhonghelida Technology Corporation, Heilongjiang Retong Advertising Co., Ltd. and Heilongjiang Wantong Telecommunication Project Co., Ltd. Mr. Yu is a member of the Council of China Harbin Advertising Association and is a Director of the China Internet Network Association. Mr. Yu received a degree in Business Administration from the Harbin University of Science and Technology in 1989.

Mr. Zibing Pan was appointed our Chief Financial Officer on August 20, 2009, and has served as a director of the Company since March 23, 2010. Mr. Pan is a Certified Public Accountant, certified by the Oklahoma State Board of Accountancy and member of American Institute of Certified Public Accountant (AICPA) and Oklahoma Society of Certified Public Accountants (OSCPA). Mr. Pan graduated with a Master of Business Administration from the University of Central Oklahoma in 1999. He obtained his Bachelor of Arts from Anhui University, China in 1988. Prior to joining to the Company, Mr. Pan was an audit manager with EideBailly CPAs & Business Advisors (“EideBailly”) at Oklahoma City office. From September 1998 to September 2005, Mr. Pan was a statistical analyst and economist with the State of Oklahoma. From 1994 to1996, Mr. Pan worked as a loan project officer for Asian Development Bank (ADB) Loan Management Office in Anhui, China. He managed various ADB loan projects and assisted communication and translation between ADB and Chinese government.  From 1988 to 1994, Mr. Pan was an associate professor at Anhui University, China, teaching English language.

Mr. James Hsu has been a director since October 2007. Mr. Hsu has been the president of Global Education Initiatives, Inc., a company which develops higher education collaboration programs between the U.S., Taiwan and the PRC, since 1997. He has also been the chief executive officer of Greater New York Home Care Systems, Inc., a company which provides infusion and other health care services to patients in their homes, since 1998. He is a founder of HeritageEast, a company which promotes cultural exchange between the U.S. and the PRC, and YYnet Communications, a company which specializes in information system services. He received a B.A. in Economics from Taiwan University, M.A in Management Science from Yale University and Ph.D. in Industrial and Operations Engineering from the University of Michigan.

Mr. Lianzheng Zhang has been a director since October 2007. Mr. Zhang currently serves as Pluralism Director at the Heilongjiang provincial Base of Research and Experiment in Polymer Science & Technology since July 1990. Mr. Zhang has also been appointed as a People’s Representative during the 9th (1998) and 10th (2003) National People’s Congress of the PRC for his extraordinary achievement in Polymer Science and Technology. Mr. Zhang received a Bachelor’s Degree in Organic Chemistry from the Heilongjiang University and Master’s Degree in Polymer Chemistry at the Jillin University. Mr. Zhang was also a visiting scholar at the University of Bradford.

Mr. Yizhao Zhang was the chief financial officer of Universal Travel Group (NYSE: UTA) until August 16, 2010. He is also an independent director of China Green Agriculture Inc. (NYSE: CGA), Kaisa Holdings Group (HK: 1638) and China Carbon Graphite, Inc. (OTC BB: CHGI), respectively. Mr. Zhang has over 13 years of experience in accounting and internal control, corporate finance, and portfolio management. Previously, Mr. Zhang held senior positions in Energoup Holdings Corporation (OTC BB: ENHD), Shengtai Pharmaceutical Inc. (OTC BB: SGTI), China Natural Resources Incorporation (NASDAQ CM: CHNR) and Chinawe Asset Management Corporation (OTC BB: CHWE). Mr. Zhang also had experiences in portfolio management and asset trading in Guangdong South Financial Services Corporation from 1993 to 1999. He is a certified public accountant of the state of Delaware, and a member of the American Institute of Certified Public Accountants (AICPA). Mr. Zhang graduated with a bachelor’s degree in economics from Fudan University, Shanghai in 1992 and received an MBA degree with financial analysis and accounting concentrations from the State University of New York at Buffalo in 2003.

The Board believes that each of the Company’s director-nominees is highly qualified to serve as a member of the Board. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating Committee seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director-nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Save as otherwise reported above, none of our directors hold directorships in other reporting companies and registered investment companies at any time during the past five years.

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Term of Office

As described above, subject to stockholder approval of the Classified Board Amendment, members of the Board in each class will be elected at the Annual Meeting. The Directors initially elected in Class I, James Hsu, Liansheng Zhang and Yizhao Zhang, would serve until the annual meeting of stockholders in 2011 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. The Directors initially elected in Class II, Zibing Pan and Xiqun Yu, would serve until the annual meeting of stockholders in 2012 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death. Beginning with the election of Directors to be held at the year 2011 annual meeting, the class of Directors to be elected in such year (Class I) would be elected for a two year term, and at each successive annual meeting, the class of Directors to be elected in such year would be elected for a two year term, so that the term of office of one class of Directors shall expire in each year.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a plurality of all of the outstanding Common Stock of the Company is required for approval of this proposal.

The Board recommends a vote FOR the election of all the above director nominees.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers.  Our Board is comprised of five directors.  There are no family relationships between any of our directors or executive officers. Subject to stockholder approval, the five directors elected will serve in either Class I, or Class II, subject to the provisions of the By-laws of the Company, with such Class I directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death, and such Class II directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

The following table sets forth certain information concerning our current directors and executive officers:

Name	Age	Position

Xiqun Yu	42	Chairman of the board, chief executive officer, president and director
Zibing Pan	41	Chief financial officer and director
James Hsu [1,2,3]	57	Director
Liansheng Zhang [1,2,3]	68	Director
Yizhao Zhang[1,2,3]	40	Director
_______________
1  Member of the Audit Committee.
2  Member of the Compensation Committee.
3   Member of the Nominating Committee.

Information regarding the principal occupations of Xiqun Yu, Zibing Pan, James Hsu, Liansheng Zhang, and Yizhao Zhang, are set forth above under the heading “Nominees for Director.” Information regarding the principal occupation of Ansheng Huang, our former director from October 2007 through March 23, 2010, is set forth below.

Mr. Ansheng Huang was a director since October 2007 until his resignation effective as of March 23, 2010. Mr. Huang has been the training director of Vocational Education Equipment Commission at the National Association of Vocation Education of China since 1996. From 1991 through 2006, Mr. Huang was the division director of technology development at the China Education Instruction and Equipment Corporation of the PRC Ministry of Education. Mr. Huang graduated from the Department of Beijing Institute of Education with a Bachelor’s Degree in Physics.

Legal Proceedings

There are no material proceedings to which any director and executive officers of the Company is a party adverse to the Company or has a material interest adverse to the Company.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the company as a whole. Our code of ethics establishes requirements of our officers regarding conflicts of interest. Any violation of our code of ethics must be reported to the Company’s chief operating officer or any member of the Company’s Board.

One of our executive officers rents, in his name, two properties in Beijing, PRC on our behalf. Our executive officer leases from Beijing Yi De Zhi Bang Technology Limited office space located at Anleli Road A, 4th Floor, Building B, No. 69, Chongwen District, Beijing, PRC. The rent for this facility is RMB 480,000 per year (approximately US$68,943). The lease has a one year term, from October 1, 2008 through September 30, 2009. The lease has been renewed to be valid till September 30, 2010.

As of December 31, 2009 and December 31, 2008 the Company has outstanding advances made to its subsidiary World Exchanges, Inc. (“WEI”) of $223,860 and $80,000, respectively, accounted for as advances to related parties.

Procedures for Approval of Related Party Transactions

Our Board is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWERNSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2009, our officers and directors, and all of the persons known to us to own more than 10% of our common stock, filed all required reports on a timely basis except Zibing Pan was late for one Form 3 filing.

DIRECTOR INDEPENDENCE

Our Board has reviewed, considered and discussed each director’s and each director nominee’s relationships, both direct and indirect, with the Company and its subsidiaries in order to determine whether such director or director nominee meets the independence requirements of the applicable sections of the NYSE Listed Company Manual (the “NYSE Rules”).  The Board has determined that a majority of the incumbent directors qualify as independent under the NYSE Rules, namely Messrs James Hsu, Liansheng Zhang and Yizhao Zhang.  Specifically, the Board has determined that each of Messrs James Hsu, Liansheng Zhang and Yizhao Zhang has no commercial, industrial, banking, consulting, legal, accounting, charitable, familial or other relationships with the Company, either directly or indirectly, that would be inconsistent with a determination of independence under the applicable NYSE Rules.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; ANNUAL MEETING ATTENDANCE

Our Board has three committees, the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee and Compensation Committee were established in October 2007, and the Nominating Committee was established in June 2009. Prior to October 2007, our entire Board acted as the Audit and Compensation Committee for the purpose of overseeing the accounting and financial reporting processes, and audits of our financial statements.

The members of the Audit Committee are Yizhao Zhang (Chairman), James Hsu and Liansheng Zhang. The members of the Compensation Committee are Liansheng Zhang (Chairman), Yizhao Zhang and James Hsu. The Nominating Committee similarly comprises of Liansheng Zhang (Chairman), Yizhao Zhang and James Hsu.

Audit Committee and Audit Committee Financial Expert

Our Board established an Audit Committee in October 2007. The Audit Committee is responsible for (i) recommending independent accountants to the Board, (ii) reviewing our financial statements with management and the independent accountants, (iii) making an appraisal of our audit effort and the effectiveness of our financial policies and practices and (iv) consulting with management and our independent accountants with regard to the adequacy of internal accounting controls.    Our Audit Committee members are Yizhao Zhang (Chairman), James Hsu and Liansheng Zhang.

Our Board has determined that it has an Audit Committee “financial expert” as defined by Item 401(h) of Regulation S-K as promulgated by the Securities and Exchange Commission. Our Audit Committee financial expert is Yizhao Zhang. The directors who serve on the Audit Committee are “independent” directors based on the definition of independence in the listing standards of the New York Stock Exchange. Our Board has adopted a written charter for the Audit Committee. The Charter is available on our website at http://www.chinaeducationalliance.com/Governance.jsp.

Compensation Committee

Our Board established a Compensation Committee in October 2007.

The Compensation Committee of the Board is responsible for (i) determining the general compensation policies, (ii) establishing compensation plans, (iii) determining senior management compensation and (iv) administering our stock option plans. The members of the Compensation Committee currently are Liansheng Zhang (Chairman), Yizhao Zhang and James Hsu. The members of our Compensation Committee or their affiliates did not provide additional service to the Company or its affiliates in an amount in excess of $120,000 during the Company’s fiscal year ended December 31, 2009.

Our Board has adopted a written Compensation Committee charter.  The charter is available on our website at http://www.chinaeducationalliance.com/Governance.jsp. The directors who serve on the Compensation Committee are “independent” directors based on the definition of independence in the listing standards of the New York Stock Exchange.

Nominating Committee

Our Board established a Nominating Committee in June 2009.

The purpose of the Nominating Committee of the Board is to assist the Board in identifying and recruiting qualified individuals to become board members and select director nominees to be presented for Board and/or stockholder approval. The Nominating Committee will be involved evaluating the desirability of and recommending to the Board any changes in the size and composition of the Board, evaluation of and successor planning for the chief executive officer and other executive officers. The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally. The members of the Nominating Committee currently are Liansheng Zhang (Chairman), Yizhao Zhang and James Hsu.

The directors who serve on the Nominating Committee are “independent” directors based on the definition of independence in the listing standards of the New York Stock Exchange. The Nominating Committee has a written charter. The charter is available on our website at http://www.chinaeducationalliance.com/Governance.jsp.

It is a policy of the Nominating Committee that candidates for director (i) be determined to have unquestionable integrity and honesty, (ii) have the ability to exercise sound, mature and independent business judgment that is in the best interests of the company and the stockholders as a whole, (iii) have background and experience in fields that will compliment the talents of the other members of our Board, (iv) have the willingness and capability to take the time to actively participate in Board and committee meetings and related activities, (v) have the ability to work professionally and effectively with other members of our Board and our management, (vi) have the ability to remain on our Board long enough to make a meaningful contribution, and (vii) have no material relationships with competitors or other third parties that could create a reasonable likelihood of a conflict of interest or other legal issues.

When considering potential director nominees, the Nominating Committee also will consider the current composition of our Board and our evolving needs, including expertise, diversity and balance of inside, outside and independent directors. Although we do not have a formal policy for the consideration of diversity in identifying director nominees, the Nominating Committee recognizes the benefits associated with a diverse board, and strives to create diversity in perspective, background and experience in the Board as a whole when identifying and selecting director nominees. On an annual basis, as part of the Board’s self-evaluation, the Board assesses whether the mix of Board members is appropriate for our Company.

In compiling its list of possible candidates and considering their qualifications, the Nominating Committee will make its own inquiries, solicit input from other directors on our Board, and may consult or engage other sources, such as a professional search firm, if it deems appropriate.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to our Board at our 2011 annual meeting of stockholders may do so by submitting a written recommendation to the Nominating Committee, care of China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.” For nominees for election to our Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•
The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director.

•	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•
As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

Meetings of the Board

The Board and its committees held the following number of meetings during the fiscal year of 2009:

Board of Directors	0
Audit Committee	0
Compensation Committee	0
Nominating Committee	0

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent, which amounting to 9.

Our non-management directors did not meet in executive session during 2009.

Although the Company does not have a formal policy requiring members of the Board to attend annual meetings of the stockholders, the Company encourages all incumbent directors and director nominees to attend each annual meeting of stockholders.

In accordance with the Company’s Corporate Governance Guidelines and applicable NYSE Rules, the non-management directors of the Company meet (without management present) at regularly scheduled executive sessions and at such other times as the directors deem necessary or appropriate. Executive sessions of the non-management directors are scheduled as an agenda item at each regularly scheduled meeting of the Board though the non-management directors do not always meet in executive session. The Company’s Corporate Governance Guidelines were implemented on November 19, 2010, and set forth, inter alia, the duties and responsibilities of the Lead Independent Director position. Among the Lead Independent Director’s duties is presiding at all meetings of the non-management or independent directors.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Xiqun Yu is our Chairman and Chief Executive Officer. We have four independent directors. We do not have a lead independent director. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

•
The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•	The Nominating Committee oversees risks related to the company’s governance structure and processes.

Our Board is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

COMMUNICATIONS WITH THE BOARD

The Board believes it is important for stockholders and other interested parties to have a process to send communications to the Board and its individual members. Accordingly, stockholders and other interested parties who wish to communicate with the Board, the non-management directors as a group, the independent directors as a group, the Lead Independent Director, or a particular director may do so by sending a letter to such individual or individuals, in care of the Company’s Secretary, to the Company’s executive offices at China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, Attention: Secretary.

The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder/Interested Party — Non-Management Director Communication,” “Stockholder/Interested Party — Board Communication”, “Stockholder/Interested Party — Independent Director Communication”, “Stockholder/Interested Party — Lead Independent Director Communication” or “Stockholder/Interested Party — Director Communication,” as appropriate. All such letters must identify the author as a stockholder or other interested party,  the number of shares beneficially owned by the shareholder (if applicable) and clearly state whether the intended recipients are all members of the Board, all non-management directors, all independent directors or certain specified individual directors. Copies of all such letters will be circulated to the appropriate director or directors. Correspondence marked “personal and confidential” will be delivered to the intended recipient without opening. There is no screening process in respect of communications from stockholders or other interested parties.

CORPORATE GOVERNANCE GUIDELINES

           In accordance with applicable NYSE Rules, the Board has adopted the China Education Alliance, Inc.  Governance Guidelines to promote the effective functioning of the Board and its committees and to reflect the Company’s commitment to the highest standards of corporate governance. The Board, with the assistance of the Nominating and Board Governance Committee, periodically reviews the Corporate Governance Guidelines to ensure they are in compliance with all applicable requirements. The Corporate Governance Guidelines, which were implemented on November 19, 2010, are available on the “Corporate Governance” page of the Company’s website at www.chinaeducationalliance.com, accessible through the “Investor relations” tab.

CODE OF ETHICS

We have adopted a code of ethics to apply to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Code of Ethics is currently available on our website at www.chinaeducationalliance.com. The Company intends to satisfy any disclosure requirements regarding any amendment of, or waiver from, a provision of the Code of Ethics by posting such information on the “Corporate Governance” page of the Company’s website at www.chinaeducationalliance.com, accessible through the “Investor relations” tab.

BOARD OF DIRECTORS COMPENSATION

On June 17, 2009, the Board of the Company appointed Mr. Yizhao Zhang as independent director of the Company. Mr. Zhang’s compensation as director of the Company is set forth in an appointment letter with the Company dated June 17, 2009. He will be paid a monthly fee of $1,000. He will also be granted options to purchase a total of 30,000 shares of common stock of the Company, par value $0.001 per year of service at a price to be determined by the Compensation Committee and the Board. The first set of options shall vest on the first anniversary of its grant and may be exercised until three years from the date of grant provided that Mr. Zhang is still a director of or otherwise engaged by the Company at the date of vesting.

On June 18, 2009, the Company granted Liansheng Zhang 10,000 shares of common stock of the Company. This option was issued pursuant to the Company's 2009 Incentive Stock Plan and an Incentive Stock Option Agreement dated as of June 18, 2009. The option shall become exercisable during the term of the Liansheng Zhang's employment in three equal annual installments of 3,333 shares of common stock each (save for the last installment of 3,334 shares), the first installment to be exercisable on the date of this option (the "Initial Vesting Date"), with additional installments becoming exercisable on each of the first and second anniversaries following the Initial Vesting Date. Mr. Zhang also received $5,000 in fees in fiscal year 2009.

On November 15, 2009, James Hsu was granted an option by the Company pursuant to the Company's 2009 Incentive Stock Option Plan and an Incentive Stock Option Agreement dated as of November 15, 2009. The option shall become vested and exercisable as of November 15,2009 to purchase 10,000 shares of common stock at the exercise price of $5.40 per share during the term of the James Hsu’s employment with the Company and shall expire one year from November 15, 2009. Mr. Hsu also received $10,000 in fees in fiscal year 2009.

Mr. Ansheng Huang received $14,000 in fees in fiscal year 2009.

The following table sets forth the compensation received by our directors in fiscal year 2009 in their capacity of directors. Mr. Xiqun Yu, our chief executive officer and also one of our directors, receives no additional compensation for his services in his capacity as director. No other executive officer or former executive officer received more than $100,000 in compensation in the fiscal years reported below:

Name and Principal Position	Fee earned or paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Xiqun Yu	—	—	313,000	—	—	—	313,000

					—	—

James Hsu	10,000	—	12,210	—	—	—	22,210

					—	—
Ansheng
Huang	14,000	—	—	—	—	—	14,000

Liansheng							8,500
Zhang	5,000	—	3,500	—	—	—

Yizhao
Zhang	6,000	—	20,000	—	—	—	26,000

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2009 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2009 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and NYSE Corporate Governance Rules, and Lawrence Lee qualifies as an Audit Committee financial expert in accordance with the listing standards of the New York Stock Exchange and of such rules of the Commission.

Respectfully submitted by the Audit Committee,

Yizhao Zhang (Chairman)
James Hsu
Liansheng Zhang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We strive to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

It is not uncommon for PRC private companies in the PRC to have base salaries as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to the list of similar positions within comparable peer companies and consideration is given to the executive’s relative experience in his or her position.  Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

We plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation such as stock options. We expect that this compensation program will be comparable to the programs of our peer companies and aimed to retain and attract talented individuals.

COMPENSATION COMMITTEE REPORT OF EXECUTIVE COMPENSATION

The Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management.  Based on its review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and its proxy statement on Schedule 14A.  This report is provided by the following independent directors, who comprise the Committee:

Liansheng Zhang (Chairman)
Yizhao Zhang
James Hsu

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during the fiscal year ended 2009 were Liansheng Zhang, Yizhao Zhang, and James Hsu with Liansheng Zhang as its chairman. None of our members of the Compensation Committee during the fiscal year ended 2009 served as an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure required by Item 404 of Regulation S-K.

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to the compensation of each of the named executive officers for services provided in all capacities to China Education Alliance, Inc. and its subsidiaries in the fiscal years ended December 31, 2009 and 2008 in their capacity as such officers.  Mr. Xiqun Yu, our chief executive officer and also one of our directors, receives no additional compensation for his services in his capacity as director. No other executive officer or former executive officer received more than $100,000 in compensation in the fiscal years reported below.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Xiqun Yu	2009	21,000	—	—	313,000	—	—	—	334,000
Chief
Executive	2008	21,000	—	—	—	—	—	—	21,000
Officer
(principal
executive
officer)

Zibing Pan
Chief	2009	38,000	—	—	52,000	—	—	—	90,000
Financial
Officer	2008	—	—	—	—	—	—	—	—
(principal
financial
officer)(1)
Susan Liu
Former	2009	50,000	—	—	4,000	—	—	—	54,000
Chief
Financial	2008	39,000	—	—	5,000	—	—	—	44,000
Officer(2)
Chunqing
Wang	2009	—	—	—	—	—	—	—	—
Former
Chief	2008	5,000	—	—	—	—	—	—	5,000
Financial
Officer (3)

(1)	Mr. Zibing Pan joined us as our Chief Financial Officer on August 20, 2009
(2)	Ms. Susan Liu joined us as our Chief Financial Officer on June 2, 2008 and resigned on August 20, 2009.
(3)	Mr. Chunqing Wang resigned as our Chief Financial Officer on June 2, 2008.

Employment Agreements

We do not currently provide any contingent or deferred forms of compensation arrangements, annuities, or retirement benefits to our executive officers or directors. We had entered into a five year employment agreement with of our Chief Executive Officer and our ex-Chief Financial Officer, Chunqing Wang, each of which terminate on August 9, 2009. Under the terms of the employment agreement, our Chief Executive Officer is paid $15,000 per annum and our Chief Financial Officer was paid $10,000 per annum. Pursuant to the employment agreements, the executives are also entitled to a working clothes subsidiary, insurance, medical benefits, unemployment insurance and other benefits pursuant to our standard policies.

On June 2, 2008, we appointed Susan Liu as our Chief Financial Officer pursuant to an employment agreement dated June 2, 2008. Ms. Liu’s compensation as our Chief Financial Officer is set forth in an employment agreement between Ms. Liu and us dated June 2, 2008. Under that agreement, Ms. Liu was to receive compensation consisting of the following: (i) a monthly salary of CA$6,000, (ii) an annual bonus equivalent to one month’s salary, payable in December of each year, based on the monthly salary in effect on November 30 of that year, (iii) such benefits as are available to our other employees, and (iv) options to purchase a total of 10,000 shares of our common stock, such options to vest monthly in equal installments commencing from June 2, 2008 through June 1, 2009. Susan Liu resigned on August 20, 2009.

On August 20, 2009, we appointed Zibing Pan as our new Chief Financial Officer pursuant to an employment agreement between Mr. Pan and us dated August 20, 2009.  Under that agreement, Mr. Pan is to receive an annual salary of $100,000, and an additional $300 per month towards the payment of his medical, health and dental benefits, disability, accident and life insurance. Additionally, Mr. Pan will be granted an option to purchase 30,000 shares of common stock of Company annually at an exercise price equivalent to the closing price per share of common stock on the date of the grant, which option shall vest in one-third installments over three years. As an incentive to Mr. Pan, on completion of two full years of service to the Company, the Company shall award him an additional option to purchase 40,000 shares of the Company’s common stock at an exercise price equivalent to the closing price per share of common stock on the date of the grant, which option shall vest in one-third installments over three years.

Outstanding Equity Awards at 2009 Fiscal Year End

As of December 31, 2009, no options were exercised, and options to purchase 456,000 shares of the Company’s common stock were outstanding.

Outstanding Equity Awards at Fiscal Year-End December 31, 2009

Option/Stock awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Xiqun Yu	100,000	200,000	-	3.19	6/18/2012	-	-	-	-
Zack Pan	10,000	20,000	-	5.59	9/24/2012	-	-	-	-
Xuxin Dong	10,000	20,000	-	2.90	6/18/2012	-	-	-	-
Tao Wang	3,333	6.667	-	2.90	6/18/2012	-	-	-	-
Jianwei Zhou	667	1,333	-	2.90	6/18/2012	-	-	-	-
Shangyi Tian	1,000	2,000	-	2.90	6/18/2012	-	-	-	-
Lianshuang Li	1,000	2,000	-	2.90	6/18/2012	-	-	-	-
Xiuli Han	1,000	2,000	-	2.90	6/18/2012	-	-	-	-
Hongbo Ma	1,000	2,000	-	2.90	6/18/2012	-	-	-	-
Quanxi Wang	667	1,333	-	2.90	6/18/2012	-	-	-	-
Liansheng Zhang	3,333	6.667	-	2.90	6/18/2012	-	-	-	-
Yizhao Zhang		30,000	-	2.90	6/18/2012	-	-	-	-
James Hsu	10,000		-	5.40	11/15/2010	-	-	-	-
Tai Ming Tan	20,000		-	2.90	6/18/2012	-	-	-	-
Total	162,000	294,000

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm, Sherb & Co., LLP (“Sherb”), an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2010, subject to ratification of such selection by stockholders.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by our Board. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of Sherb as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

A representative of Sherb will be present at the Annual Meeting and will be afforded the opportunity to make a statement if he or she decides to do so. The representative will also be available to respond to appropriate questions from stockholders at the Annual Meeting.

Audit Fees

We incurred, in the aggregate, approximately $88,000 and $103,000 for professional services rendered by Sherb for the audit of China Education Alliance, Inc.’s annual financial statements and the internal control for financial reporting for the years ended December 31, 2008 and December 31, 2009, respectively.

Audit-Related Fees

We incurred approximately $0 and $0 in audit-related fees from Sherb, for audit-related services during the years ended December 31, 2008 and December 31, 2009, respectively.

Tax Fees

We incurred approximately $3,800 and $1,800 in tax fees from Sherb for tax compliance or tax consulting services during the years ended December 31, 2008 and December 31, 2009, respectively.

All Other Fees

We did not incur any fees from Sherb for services rendered to us, other than the services covered in “Audit Fees” and “Tax Fees” for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Our Board of Directors recommends a vote FOR ratification of the appointment of Sherb & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

STOCKHOLDER PROPOSALS

Proposals by any stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than May 25, 2011.

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2010 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Chief Executive Officer at our principal executive office on or before May 25, 2011. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

     Stockholders who wish to make a proposal at the 2011 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than May 25, 2011. If a shareholder who wishes to present a proposal fails to notify us by May 25, 2011, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, Attention: Chief Executive Officer, we will provide without charge to each person requesting a copy of our 2009 Annual Report or annual report on Form 10-K for the year ended December 31, 2009, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2009 Annual Report and annual report on Form 10-K for the year ended December 31, 2009, are available on our Internet website at www.chinaeducationalliance.com

By Order of the Board of Directors.
Xiqun Yu
Chairman, President and Chief Executive Officer

Harbin, PRC
November 19, 2010